                                                                    EXHIBIT 20.5

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - E


                         MONTHLY SERVICER'S CERTIFICATE


           Accounting Date:                                     August 31, 1999
                                                --------------------------------
           Determination Date:                                September 6, 1999
                                                --------------------------------
           Distribution Date:                                September 15, 1999
                                                --------------------------------
           Monthly Period Ending:                               August 31, 1999
                                                --------------------------------

           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1998, among Arcadia Automobile Receivables Trust, 1998-E (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



    I.     Collection Account Summary

           Available Funds:
                              Payments Received                                               $7,247,728.19
                              Liquidation Proceeds (excluding Purchase Amounts)                 $732,310.83
                              Current Monthly Advances                                            90,421.35
                              Amount of withdrawal, if any, from the Spread Account                   $0.00
                              Monthly Advance Recoveries                                         (92,900.08)
                              Purchase Amounts-Warranty and Administrative Receivables                $0.00
                              Purchase Amounts - Liquidated Receivables                               $0.00
                              Income from investment of funds in Trust Accounts                  $30,237.66
                                                                                        --------------------
           Total Available Funds                                                                                     $8,007,797.95
                                                                                                               ====================

           Amounts Payable on Distribution Date:
                              Reimbursement of Monthly Advances                                       $0.00
                              Backup Servicer Fee                                                     $0.00
                              Basic Servicing Fee                                               $199,243.76
                              Trustee and other fees                                                  $0.00
                              Class A-1  Interest Distributable Amount                          $202,574.93
                              Class A-2  Interest Distributable Amount                          $398,989.85
                              Class A-3  Interest Distributable Amount                          $292,291.67
                              Noteholders' Principal Distributable Amount                     $5,896,044.27
                              Amounts owing and not paid to Security Insurer under
                                  Insurance Agreement                                                 $0.00
                              Supplemental Servicing Fees (not otherwise paid
                                  to Servicer)                                                        $0.00
                              Spread Account Deposit                                          $1,018,653.47
                                                                                        --------------------
           Total Amounts Payable on Distribution Date                                                                $8,007,797.95
                                                                                                               ====================



                                 Page 1 (1998-E)


    II.     Available  Funds

            Collected Funds (see V)
                                   Payments Received                                          $7,247,728.19
                                   Liquidation Proceeds (excluding Purchase Amounts)            $732,310.83          $7,980,039.02
                                                                                        --------------------

            Purchase Amounts                                                                                                 $0.00

            Monthly Advances
                                   Monthly Advances - current Monthly Period (net)               ($2,478.73)
                                   Monthly Advances - Outstanding Monthly Advances
                                      not otherwise reimbursed to the Servicer                        $0.00             ($2,478.73)
                                                                                        --------------------

            Income from investment of funds in Trust Accounts                                                           $30,237.66
                                                                                                               --------------------

            Available Funds                                                                                          $8,007,797.95
                                                                                                               ====================

    III.    Amounts  Payable  on  Distribution  Date

                  (i)(a)  Taxes due and unpaid with respect to the Trust
                          (not otherwise paid by AFL or the Servicer)                                                        $0.00

                  (i)(b)  Outstanding Monthly Advances (not otherwise reimbursed to Servicer and to be reimbursed on the Distribution
                          Date)                                                                                              $0.00

                  (i)(c)  Insurance Add-On Amounts (not otherwise reimbursed to
                          Servicer)                                                                                          $0.00

                  (ii)    Accrued and unpaid fees (not otherwise paid by AFL
                          or the Servicer):
                              Owner Trustee                                                           $0.00
                              Administrator                                                           $0.00
                              Indenture Trustee                                                       $0.00
                              Indenture Collateral Agent                                              $0.00
                              Lockbox Bank                                                            $0.00
                              Custodian                                                               $0.00
                              Backup Servicer                                                         $0.00
                              Collateral Agent                                                        $0.00                  $0.00
                                                                                        --------------------

                 (iii)(a) Basic Servicing Fee (not otherwise paid to Servicer)                                         $199,243.76

                 (iii)(b) Supplemental Servicing Fees (not otherwise paid to
                          Servicer)                                                                                          $0.00

                 (iii)(c) Servicer reimbursements for mistaken deposits or
                          postings of checks returned for insufficient funds
                          (not otherwise reimbursed to Servicer)                                                             $0.00

                 (iv)     Class A-1  Interest Distributable Amount                                                     $202,574.93
                          Class A-2  Interest Distributable Amount                                                     $398,989.85
                          Class A-3  Interest Distributable Amount                                                     $292,291.67


                 (v)      Noteholders' Principal Distributable Amount
                              Payable to Class A-1 Noteholders                                                       $3,360,745.23
                              Payable to Class A-2 Noteholders                                                       $2,535,299.04
                              Payable to Class A-3 Noteholders                                                               $0.00


                 (vii)    Unpaid principal balance of the Class A-1 Notes
                          after deposit to the Note Distribution Account of
                          any funds in the Class A-1 Holdback Subaccount
                          (applies only on the Class A-1 Final Scheduled
                          Distribution Date)                                                                                 $0.00

                 (ix)     Amounts owing and not paid to the Security
                          Insurer under Insurance Agreement                                                                  $0.00
                                                                                                               --------------------

                          Total amounts payable on Distribution Date                                                 $6,989,144.48
                                                                                                               ====================


                                 Page 2 (1998-E)


    IV.     Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit");
            withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
            Account Shortfall and Class A-1 Maturity Shortfall

            Spread Account deposit:

                                Amount of excess, if any, of Available Funds
                                  over total amounts payable (or amount of such
                                  excess up to the Spread Account Maximum Amount)             $1,018,653.47

            Reserve Account Withdrawal on any Determination Date:

                                Amount of excess, if any, of total amounts payable
                                  over Available Funds (excluding amounts payable
                                  under item (vii) of Section III)                                    $0.00

                                Amount available for withdrawal from the Reserve
                                  Account (excluding the Class A-1 Holdback
                                  Subaccount), equal to the difference between
                                  the amount on deposit in the Reserve Account
                                  and the Requisite Reserve Amount (amount on
                                  deposit in the Reserve Account calculated
                                  taking into account any withdrawals from or
                                  deposits to the Reserve Account in respect
                                  of transfers of Subsequent Receivables)                             $0.00

                                (The amount of excess of the total amounts payable
                                  (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1
                                  Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve
                                  Account, and deposited in the Collection
                                  Account.)

                                Amount of withdrawal, if any, from the Reserve Account                 $0.00

            Reserve Account Withdrawal on Determination Date for Class A-1 Final
            Scheduled Distribution Date:

                                Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b)
                                Available Funds after payment of amounts set forth in item (v) of Section III $0.00

                                Amount available in the Class A-1 Holdback Subaccount                 $0.00

                                (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available
                                Funds (after payment of amount set forth in item
                                (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                                Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                                Subaccount, and deposited in the Note
                                Distribution Account for payment to the Class
                                A-1 Noteholders)

                                Amount of withdrawal, if any, from the Class
                                A-1 Holdback Subaccount                                               $0.00

            Deficiency Claim Amount:

                                Amount of excess, if any, of total amounts
                                payable over funds available for withdrawal
                                from Reserve Amount, the Class A-1 Holdback
                                Subaccount and Available Funds                                        $0.00

                                (on the Class A-1 Final Scheduled Distribution
                                Date, total amounts payable will not include the remaining principal balance of the Class
                                A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1
                                Holdback Subaccount)

            Pre-Funding Account Shortfall:

                                Amount of excess, if any, on the Distribution
                                Date on or immediately following the end of the
                                Funding Period, of (a) the sum of the Class A-1
                                Prepayment Amount, the Class A-2 Prepayment
                                Amount, the Class A-3 Prepayment Amount, the
                                Class A-4 Prepayment Amount, over, (b) the
                                amount on deposit in the Pre-Funding Account                          $0.00


            Class A-1 Maturity Shortfall:

                               Amount of excess, if any, on the Class A-1 Final
                               Scheduled Distribution Date, of (a) the unpaid
                               principal balance of the Class A-1 Notes over (b)
                               the sum of the amounts deposited in the Note
                               Distribution Account under item (v) and (vii) of
                               Section III or pursuant to a withdrawal from the
                               Class A-1 Holdback Subaccount                                          $0.00

            (In the event a Deficiency Claim Amount, Pre-Funding Account
            Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
            Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
            Shortfall or the Class A-1 Maturity Shortfall.)


                                 Page 3 (1998-E)


     V.     Collected Funds

            Payments Received:
                Supplemental Servicing Fees                                                           $0.00
                Amount allocable to interest                                                   2,697,997.84
                Amount allocable to principal                                                  4,549,730.35
                Amount allocable to Insurance Add-On Amounts                                          $0.00
                Amount allocable to Outstanding Monthly Advances (reimbursed to the
                   Servicer prior to deposit in the Collection Account)                               $0.00
                                                                                        --------------------

            Total Payments Received                                                                                  $7,247,728.19

            Liquidation Proceeds:
                 Gross amount realized with respect to Liquidated Receivables                    734,241.16

                 Less: (i) reasonable expenses incurred by Servicer
                    in connection with the collection of such Liquidated
                    Receivables and the repossession and disposition
                    of the related Financed Vehicles and (ii) amounts
                    required to be refunded to Obligors on such Liquidated Receivables            (1,930.33)
                                                                                        --------------------

            Net Liquidation Proceeds                                                                                   $732,310.83

            Allocation of Liquidation Proceeds:
                 Supplemental Servicing Fees                                                          $0.00
                 Amount allocable to interest                                                         $0.00
                 Amount allocable to principal                                                        $0.00
                 Amount allocable to Insurance Add-On Amounts                                         $0.00
                 Amount allocable to Outstanding Monthly Advances (reimbursed to the
                    Servicer prior to deposit in the Collection Account)                              $0.00                  $0.00
                                                                                        --------------------   --------------------

            Total Collected Funds                                                                                    $7,980,039.02
                                                                                                               ====================

    VI.     Purchase Amounts Deposited in Collection Account

            Purchase Amounts - Warranty Receivables                                                                          $0.00
                Amount allocable to interest                                                          $0.00
                Amount allocable to principal                                                         $0.00
                Amount allocable to Outstanding Monthly Advances (reimbursed to the
                   Servicer prior to deposit in the Collection Account)                               $0.00

            Purchase Amounts - Administrative Receivables                                                                    $0.00
                Amount allocable to interest                                                          $0.00
                Amount allocable to principal                                                         $0.00
                Amount allocable to Outstanding Monthly Advances (reimbursed to the
                   Servicer prior to deposit in the Collection Account)                               $0.00
                                                                                        --------------------

            Total Purchase Amounts                                                                                           $0.00
                                                                                                               ====================

    VII.    Reimbursement of Outstanding Monthly Advances

            Outstanding Monthly Advances                                                                               $195,954.25

            Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                Payments received from Obligors                                                 ($92,900.08)
                Liquidation Proceeds                                                                  $0.00
                Purchase Amounts - Warranty Receivables                                               $0.00
                Purchase Amounts - Administrative Receivables                                         $0.00
                                                                                        --------------------

            Outstanding Monthly Advances to be netted against Monthly
               Advances for the current Monthly Period                                                                 ($92,900.08)

            Outstanding Monthly Advances to be reimbursed out of
               Available Funds on the Distribution Date                                                                ($92,900.08)

            Remaining Outstanding Monthly Advances                                                                     $103,054.17

            Monthly Advances - current Monthly Period                                                                   $90,421.35
                                                                                                               --------------------

            Outstanding Monthly Advances - immediately following the
            Distribution Date                                                                                          $193,475.52
                                                                                                               ====================

                                 Page 4 (1998-E)


    VIII. Calculation of Interest and Principal Payments

    A.  Calculation  of  Principal  Distribution  Amount

               Payments received allocable to principal                                                              $4,549,730.35
               Aggregate of Principal Balances as of the Accounting Date of all
                  Receivables that became Liquidated Receivables
                  during the Monthly Period                                                                          $1,346,313.92
               Purchase Amounts - Warranty Receivables allocable to principal                                                $0.00
               Purchase Amounts - Administrative Receivables allocable to principal                                          $0.00
               Amounts withdrawn from the Pre-Funding Account                                                                $0.00
               Cram Down Losses                                                                                              $0.00
                                                                                                               --------------------

               Principal Distribution Amount                                                                         $5,896,044.27
                                                                                                               ====================

    B. Calculation of Class A-1 Interest Distributable Amount

               Class A-1 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-1 Noteholders on such Distribution Date)           $44,776,186.27

               Multiplied by the Class A-1 Interest Rate                                             5.4290%

               Multiplied by actual days in the period or in the case of the first
               Distribution Date, by 24/360                                                      0.08333333            $202,574.93
                                                                                                               --------------------

               Plus any unpaid Class A-1 Interest Carryover Shortfall                                                           --
                                                                                                               --------------------

               Class A-1 Interest Distributable Amount                                                                 $202,574.93
                                                                                                               ====================

    C. Calculation of Class A-2 Interest Distributable Amount

               Class A-2 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-2 Noteholders on such Distribution Date)           $85,497,824.74

               Multiplied by the Class A-2 Interest Rate                                              5.600%

               Multiplied by 1/12 or in the case of the first Distribution Date,
               by 23/360                                                                         0.08333333            $398,989.85
                                                                                        --------------------

               Plus any unpaid Class A-2 Interest Carryover Shortfall                                                        $0.00
                                                                                                               --------------------

               Class A-2 Interest Distributable Amount                                                                 $398,989.85
                                                                                                               ====================

    D. Calculation of Class A-3 Interest Distributable Amount

               Class A-3 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-3 Noteholders on such Distribution Date)           $61,000,000.00

               Multiplied by the Class A-3 Interest Rate                                              5.750%

               Multiplied by 1/12 or in the case of the first Distribution Date,
               by 23/360                                                                         0.08333333            $292,291.67
                                                                                        --------------------

               Plus any unpaid Class A-3 Interest Carryover Shortfall                                                        $0.00
                                                                                                               --------------------

               Class A-3 Interest Distributable Amount                                                                 $292,291.67
                                                                                                               ====================


                                 Page 5 (1998-E)



               E.  Calculation of Noteholders' Interest Distributable Amount

               Class A-1 Interest Distributable Amount                                          $202,574.93
               Class A-2 Interest Distributable Amount                                          $398,989.85
               Class A-3 Interest Distributable Amount                                          $292,291.67



               Noteholders' Interest Distributable Amount                                                              $893,856.44
                                                                                                               ====================

               F.  Calculation of Noteholders' Principal Distributable Amount:

               Noteholders' Monthly Principal Distributable Amount:

               Principal Distribution Amount                                                  $5,896,044.27

               The Class A-1 Notes will receive 57.00% of the Principal Distribution
                  Amount on each Distribution Date. The Class A-2 Notes will receive
                  43.00% of the Principal Distribution Amount on each Distribution Date until the Class A-1 Notes are paid off. Once the Class A-1 Notes are paid off the Class A-2 Notes and the Class A-3 Notes will be
                  "sequential pay" classes, as follows; Once the Class A-1 Notes are paid off the Class A-2 notes will continue to amortize, until they are paid off; and once the Class A-2 Notes are paid off the Class A-3
                  Notes will begin to amortize until they are paid off
                                                                                                                     $5,896,044.27

               Unpaid Noteholders' Principal Carryover Shortfall                                                             $0.00
                                                                                                               --------------------

               Noteholders' Principal Distributable Amount                                                           $5,896,044.27
                                                                                                               ====================

               G.  Application of Noteholders' Principal Distribution Amount:


               Amount of Noteholders' Principal Distributable Amount payable to
                  Class A-1 Notes                                                                     57.00%         $3,360,745.23
                                                                                        --------------------   ====================


               Amount of Noteholders' Principal Distributable Amount payable to
                  Class A-2 Notes                                                                     43.00%         $2,535,299.04
                                                                                        --------------------   ====================


       IX.     Pre-Funding Account

               A.  Withdrawals from Pre-Funding Account:

               Amount on deposit in the Pre-Funding Account as of the preceding
                  Distribution Date or, in the case of the first Distribution Date,
                  as of the Closing Date                                                                                     $0.00
                                                                                                               --------------------
                                                                                                                             $0.00
                                                                                                               ====================

               Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
                  Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
                  Principal Balance of Subsequent Receivables transferred to the
                  Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
                  of Subsequent Receivables over (ii) $0))                                                                   $0.00

               Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the February 1999 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
                  Account has been reduced to $100,000 or less as of the Distribution
                  Date (see B below)                                                                                         $0.00
                                                                                                               --------------------

               Amount remaining on deposit in the Pre-Funding Account after
                  Distribution Date
                                                                                                      $0.00
                                                                                        --------------------
                                                                                                                             $0.00
                                                                                                               ====================


               B. Distributions to Noteholders from certain withdrawals from the
                     Pre-Funding Account:

               Amount withdrawn from the Pre-Funding Account as a result of the
                  Pre-Funded Amount not being reduced to zero on the Distribution
                  Date on or immediately preceding the end of the
                  Funding Period                                                                                             $0.00


                                 Page 6 (1998-E)


     X.     Reserve Account

            Requisite Reserve Amount:

            Portion of Requisite Reserve Amount calculated with respect to the
               Class A-1 Notes, Class A-2 Notes, and Class A-3 Notes,

            Product of (x) weighted average of the Class A-1, A-2, and A-3
               Interest Rates (based on outstanding Class A-1, A-2, and A-3
               principal balances), divided by 360                                                   5.6078%
            (y) (the Pre-Funded Amount on such Distribution Date)                                      0.00
            (z) (the number of days until the February 1999 Distribution Date)                            0
                                                                                                                             $0.00
            Less the product of (x) 2.5% divided by 360,                                              2.500%
            (y) the Pre-Funded Amount on such Distribution Date and,                                   0.00
            (z) (the number of days until the February 1999 Distribution Date)                            0                  $0.00
                                                                                                               --------------------


            Requisite Reserve Amount                                                                                         $0.00
                                                                                                               ====================

            Amount on deposit in the Reserve Account (other than the Class A-1
               Holdback Subaccount) as of the preceding Distribution Date or, in
               the case of the first Distribution Date, as of the Closing Date                                               $0.00

            Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
               Holdback Subaccount) (which excess is to be deposited by the
               Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
               Receivables)                                                                                                  $0.00

            Less: the excess, if any, of the amount on deposit in the Reserve
               Account (other than the Class A-1 Holdback Subaccount) over the
               Requisite Reserve Amount (and amount withdrawn from the Reserve
               Account to cover the excess, if any, of total amounts payable over
               Available Funds, which excess is to be transferred by the
               Indenture Trustee from amounts withdrawn from the Pre-Funding
               Account in respect of transfers of Subsequent Receivables)                                                    $0.00

            Less: withdrawals from the Reserve Account (other than the Class A-1
               Holdback Subaccount) to cover the excess, if any, of total amount
               payable over Available Funds (see IV above)                                                                   $0.00
                                                                                                               --------------------

            Amount remaining on deposit in the Reserve Account (other than the
               Class A-1 Holdback Subaccount) after the Distribution Date                                                    $0.00
                                                                                                               ====================

    XI.     Class A-1 Holdback Subaccount:

            Class A-1 Holdback Amount:

            Class A-1 Holdback Amount as of preceding Distribution Date or the
               Closing Date, as applicable,                                                                                  $0.00

            Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
               (the Original Pool Balance after giving effect to the transfer of
               Subsequent Receivables on the Distribution Date or on a Subsequent
               Transfer Date preceding the Distribution Date))                                                                   0

            Less withdrawal, if any, of amount from the Class A-1 Holdback
               Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                             $0.00

            Less withdrawal, if any, of amount remaining in the Class A-1
               Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
               after giving effect to any payment out of the Class A-1 Holdback
               Subaccount to cover a Class A-1 Maturity Shortfall (amount of
               withdrawal to be released by the Indenture Trustee)                                                           $0.00
                                                                                                               --------------------

            Class A-1 Holdback Subaccount immediately following the Distribution Date                                        $0.00
                                                                                                               ====================

    XII.    Calculation of Servicing Fees

            Aggregate Principal Balance as of the
               first day of the Monthly Period                 $191,274,010.24
            Multiplied by Basic Servicing Fee Rate                        1.25%
            Multiplied by months per year                           0.08333333
                                                           --------------------

            Basic Servicing Fee                                                                 $199,243.76

            Less: Backup Servicer Fees                                                                $0.00

            Supplemental Servicing Fees                                                               $0.00
                                                                                        --------------------

            Total of Basic Servicing Fees and Supplemental Servicing Fees                                              $199,243.76
                                                                                                               ====================


                                 Page 7 (1998-E)


    XIII.    Information for Preparation of Statements to Noteholders

                     a.  Aggregate principal balance of the Notes as of first day of Monthly Period
                            Class A-1 Notes                                                                         $44,776,186.27
                            Class A-2 Notes                                                                         $85,497,824.74
                            Class A-3 Notes                                                                         $61,000,000.00


                     b.  Amount distributed to Noteholders allocable to principal
                            Class A-1 Notes                                                                          $3,360,745.23
                            Class A-2 Notes                                                                          $2,535,299.04
                            Class A-3 Notes                                                                                  $0.00


                     c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                            Class A-1 Notes                                                                         $41,415,441.04
                            Class A-2 Notes                                                                         $82,962,525.70
                            Class A-3 Notes                                                                         $61,000,000.00


                     d.  Interest distributed to Noteholders
                            Class A-1 Notes                                                                            $202,574.93
                            Class A-2 Notes                                                                            $398,989.85
                            Class A-3 Notes                                                                            $292,291.67


                     e.  1. Class A-1 Interest Carryover Shortfall, if any
                               (and change in amount from preceding statement)                                               $0.00
                         2. Class A-2 Interest Carryover Shortfall, if any
                               (and change in amount from preceding statement)                                               $0.00
                         3. Class A-3 Interest Carryover Shortfall, if any
                               (and change in amount from preceding statement)                                               $0.00
                                                                                                                             $0.00

                     f.  Amount distributed payable out of amounts withdrawn from or pursuant to:
                         1. Reserve Account                                                           $0.00
                         2. Spread Account Class A-1 Holdback Subaccount                              $0.00
                         3. Claim on the Note Policy                                                  $0.00

                     g.  Remaining Pre-Funded Amount                                                                         $0.00

                     h.  Remaining Reserve Amount                                                                            $0.00

                     i.  Amount on deposit on Class A-1 Holdback Subaccount                                                  $0.00

                     j.  Prepayment amounts
                             Class A-1 Prepayment Amount                                                                     $0.00
                             Class A-2 Prepayment Amount                                                                     $0.00
                             Class A-3 Prepayment Amount                                                                     $0.00


                     k.   Prepayment Premiums
                             Class A-1 Prepayment Premium                                                                    $0.00
                             Class A-2 Prepayment Premium                                                                    $0.00
                             Class A-3 Prepayment Premium                                                                    $0.00


                     l.  Total of Basic Servicing Fee, Supplemental Servicing Fees
                            and other fees, if any, paid by the Trustee on behalf
                            of the Trust                                                                               $199,243.76

                     m.  Note Pool Factors (after giving effect to distributions on the Distribution Date)
                             Class A-1 Notes                                                                            0.64711627
                             Class A-2 Notes                                                                            0.82962526
                             Class A-3 Notes                                                                            1.00000000



                                 Page 8 (1998-E)


    XVI.    Pool Balance and Aggregate Principal Balance

                         Original Pool Balance at beginning of Monthly Period                                      $224,999,999.23
                         Subsequent Receivables                                                                                 --
                                                                                                               --------------------
                         Original Pool Balance at end of Monthly Period                                            $224,999,999.23
                                                                                                               ====================

                         Aggregate Principal Balance as of preceding Accounting Date                               $191,274,010.24
                         Aggregate Principal Balance as of current Accounting Date                                 $185,377,965.97



                   Monthly Period Liquidated Receivables                              Monthly Period Administrative Receivables

                                         Loan #              Amount                               Loan #           Amount
                                         ------              ------                               ------           ------
                           see attached listing          $1,346,313.92             see attached listing                --
                                                                 $0.00                                              $0.00
                                                                 $0.00                                              $0.00
                                                        ---------------                                            -------
                                                         $1,346,313.92                                              $0.00
                                                        ===============                                            =======


    XVIII.   Delinquency Ratio

             Sum of Principal Balances (as of the Accounting Date) of all
                 Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment
                 as of the Accounting Date                                                    $8,687,221.52

             Aggregate Principal Balance as of the Accounting Date                          $185,377,965.97
                                                                                        --------------------

             Delinquency Ratio                                                                                          4.68622119%
                                                                                                               ====================





IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                              ARCADIA  FINANCIAL  LTD.

                              By:
                                 -------------------------------------------
                              Name: Scott R. Fjellman
                                   -----------------------------------------
                              Title:  Vice President/Securitization
                                    ----------------------------------------


                                 Page 9 (1998-E)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - E

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING AUGUST 31, 1999

       I.      ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION      $225,000,000

                                  AGE OF POOL (IN MONTHS)                       9

       II.     Delinquency Ratio

               Sum of Principal Balances (as of the Accounting Date) of all
                  Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment
                  as of the Accounting Date                                                   $8,687,221.52

               Aggregate Principal Balance as of the Accounting Date                        $185,377,965.97
                                                                                        --------------------

               Delinquency Ratio                                                                                        4.68622119%
                                                                                                               ====================


       III.    Average Delinquency Ratio

               Delinquency ratio - current Determination Date                                    4.68622119%

               Delinquency ratio - preceding Determination Date                                  4.94562256%

               Delinquency ratio - second preceding Determination Date                           4.55418141%
                                                                                        --------------------


               Average Delinquency Ratio                                                                                4.72867505%
                                                                                                               ====================


       IV.     Default Rate

               Cumulative balance of defaults as of the preceding Accounting Date                                    $3,629,581.23

               Add:         Sum of Principal Balances (as of the Accounting
                               Date) of Receivables that became Liquidated
                               Receivables during the Monthly Period or that
                               became Purchased Receivables during Monthly
                               Period (if delinquent more than 30 days with
                               respect to any portion of a Scheduled
                               Payment at time of purchase)                                                         $1,346,313.92
                                                                                                               --------------------

               Cumulative balance of defaults as of the current Accounting Date                                      $4,975,895.15

                            Sum of Principal Balances (as of the Accounting Date)
                               of 90+ day delinquencies                                        2,343,995.88

                                              Percentage of 90+ day delinquencies
                                                  defaults applied to                                100.00%         $2,343,995.88
                                                                                        --------------------   --------------------

               Cumulative balance of defaults and 90+ day delinquencies as of the
                  current Accounting Date                                                                            $7,319,891.03
                                                                                                               ====================




        V.     Cumulative Default Rate as a % of Original Principal Balance (plus 90+
                  day delinquencies)

               Cumulative Default Rate - current Determination Date                               3.2532849%

               Cumulative Default Rate - preceding Determination Date                             2.5484126%

               Cumulative Default Rate - second preceding Determination Date                      1.8310890%


                                 Page 1 (1998-E)


    VI.     Net Loss Rate

            Cumulative net losses as of the preceding Accounting Date                                                $1,460,715.83

                          Add:    Aggregate of Principal Balances as of the
                                  Accounting Date (plus accrued and unpaid
                                  interest thereon to the end of the Monthly
                                  Period) of all Receivables that became
                                  Liquidated Receivables or that became Purchased
                                  Receivables and that were delinquent more than
                                  30 days with respect to any portion of a
                                  Scheduled Payment as of the
                                  Accounting Date                                             $1,346,313.92
                                                                                        --------------------

                               Liquidation Proceeds received by the Trust                      ($732,310.83)           $614,003.09
                                                                                        --------------------   --------------------

            Cumulative net losses as of the current Accounting Date                                                  $2,074,718.92

                               Sum of Principal Balances (as of the Accounting Date)
                                  of 90+ day delinquencies                                    $2,343,995.88

                                   Percentage of 90+ day delinquencies applied to
                                     losses                                                           50.00%         $1,171,997.94
                                                                                        --------------------   --------------------

            Cumulative net losses and 90+ day delinquencies as of the current
            Accounting Date                                                                                          $3,246,716.86
                                                                                                               ====================




    VII.    Cumulative Net Loss Rate as a % of Original Principal Balance (plus 90+
            day delinquencies)

            Cumulative Net Loss Rate - current Determination Date                                                        1.4429853%

            Cumulative Net Loss Rate - preceding Determination Date                                                      1.1168397%

            Cumulative Net Loss Rate - second preceding Determination Date                                               0.8196237%

    VIII.   Other  Information  Provided  to  FSA

                   A.  Credit Enhancement Fee information:

                       Aggregate Principal Balance as of the Accounting Date                $185,377,965.97
                       Multiplied by:  Credit Enhancement Fee  (31 bp's) *
                       (30/360)                                                                      0.0258%
                                                                                        --------------------
                           Amount due for current period                                                                $47,889.31
                                                                                                               ====================


                   B.  Dollar amount of loans that prepaid during the Monthly Period                                 $1,893,201.09
                                                                                                               ====================

                       Percentage of loans that prepaid during the Monthly Period                                       1.02126543%
                                                                                                               ====================


   VIII.   Classic/Premier Loan Detail

                                                              Classic                    Premier                     Total
                                                              -------                    -------                     -----
         Aggregate Loan Balance, Beginning                    148,557,073.48             $42,716,936.76            $191,274,010.24
           Subsequent deliveries of Receivables                                                                               0.00
           Prepayments                                         (1,328,041.88)               (565,159.21)             (1,893,201.09)
           Normal loan payments                                (2,000,985.25)               (655,544.01)             (2,656,529.26)
           Liquidated Receivables                              (1,122,237.40)               (224,076.52)             (1,346,313.92)
           Administrative and Warranty Receivables                      0.00                       0.00                       0.00
                                                        ------------------------------------------------       --------------------
         Aggregate Loan Balance, Ending                      $144,105,808.95             $41,272,157.02            $185,377,965.97
                                                        ================================================       ====================

         Delinquencies                                         $7,484,352.10               1,202,869.42              $8,687,221.52
         Recoveries                                              $622,889.84                $109,420.99                $732,310.83
         Net Losses                                              $499,347.56                 114,655.53                $614,003.09



                                 Page 2 (1998-E)


    IX.     Spread Account Information                                                            $                      %

            Beginning Balance                                                                $13,758,522.11             7.42187565%

            Deposit to the Spread Account                                                     $1,018,653.47             0.54950084%
            Spread Account Initial Deposit                                                            $0.00
            Spread Account Additional Deposit                                                         $0.00             0.00000000%
            Withdrawal from the Spread Account                                                        $0.00             0.00000000%
            Disbursements of Excess                                                                   $0.00             0.00000000%
            Interest earnings on Spread Account                                                  $58,927.79             0.03178791%
                                                                                        --------------------   --------------------

            Ending Balance                                                                   $14,836,103.37             8.00316440%
                                                                                        ====================   ====================


            Specified Balance pursuant to Section 3.03 of the
                 Spread Account Agreement among Olympic Financial Ltd.,
                 Arcadia Receivables Finance Corp., Financial Security
                 Assurance Inc. and Norwest Bank Minnesota, National Association             $16,684,017.01             9.00000000%
                                                                                        ====================   ====================



    X.      Trigger Events
            Cumulative Loss and Default Triggers as of December 1, 1998

                                          Loss                          Default               Loss Event            Default Event
            Month                      Performance                     Performance             of Default              of Default
            ------------------------------------------------------------------------------------------------------------------------

                       3                 1.05%                           2.11%                  1.33%                    2.66%
                       6                 2.11%                           4.21%                  2.66%                    5.32%
                       9                 3.05%                           6.10%                  3.85%                    7.71%
                      12                 3.90%                           7.79%                  4.92%                    9.84%
                      15                 5.02%                          10.03%                  6.34%                   12.68%
                      18                 6.04%                          12.07%                  7.63%                   15.25%
                      21                 6.93%                          13.85%                  8.75%                   17.50%
                      24                 7.70%                          15.40%                  9.73%                   19.45%
                      27                 8.10%                          16.21%                 10.24%                   20.47%
                      30                 8.43%                          16.86%                 10.65%                   21.29%
                      33                 8.71%                          17.43%                 11.01%                   22.01%
                      36                 8.96%                          17.92%                 11.32%                   22.63%
                      39                 9.08%                          18.15%                 11.47%                   22.93%
                      42                 9.17%                          18.34%                 11.58%                   23.16%
                      45                 9.25%                          18.49%                 11.68%                   23.36%
                      48                 9.31%                          18.62%                 11.76%                   23.52%
                      51                 9.36%                          18.73%                 11.83%                   23.65%
                      54                 9.41%                          18.81%                 11.88%                   23.76%
                      57                 9.44%                          18.88%                 11.92%                   23.84%
                      60                 9.46%                          18.93%                 11.95%                   23.91%
                      63                 9.48%                          18.96%                 11.97%                   23.95%
                      66                 9.49%                          18.98%                 11.99%                   23.98%
                      69                 9.50%                          18.99%                 12.00%                   23.99%
                      72                 9.50%                          19.00%                 12.00%                   24.00%
            ------------------------------------------------------------------------------------------------------------------------


            Average Delinquency Ratio equal to or greater than 8.25%                            Yes________            No___X_____

            Cumulative Default Rate (see above table)                                           Yes________            No___X_____

            Cumulative Net Loss Rate (see above table)                                          Yes________            No___X_____

            Trigger Event that occurred as of a prior Determination Date
               is Deemed Cured as of current Determination Date                                 Yes________            No___X_____

    XI.     Insurance Agreement Events of Default

            To the knowledge of the Servicer, an Insurance Agreement
               Event of Default has occurred                                                    Yes________            No___X_____

            To the knowledge of the Servicer, a Capture Event has occurred and
               be continuing                                                                    Yes________            No___X_____

            To the knowledge of the Servicer, a prior Capture Event has been cured by
               a permanent waiver                                                               Yes________            No___X_____


           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                              ARCADIA  FINANCIAL  LTD.

                              By:
                                 -------------------------------------------
                              Name: Scott R. Fjellman
                                   -----------------------------------------
                              Title:  Vice President / Securitization
                                    ----------------------------------------

                                 Page 3 (1998-E)